Exhibit 99.2

Third Fiscal Quarter Earnings Conference Call January 28, 2010

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) generally adverse economic and industry conditions, including a decline in demand for the Company's products; (ii) the ability to maintain sufficient liquidity to realize current operating plans; (iii) the effect of receiving a going concern statement in the Company's auditor's report on the Company's 2009 audited financial statements; (iv) adverse economic conditions could cause further reevaluation of the fair value of our reporting segments and the write down of long-lived assets; (v) the cost and availability of raw materials; (vi) changes in the competitive environment of the Company; (vii) economic, political, or regulatory changes in the countries in which the Company operates; (viii) the ability to successfully integrate the operations of acquired businesses; (ix) the ability to attract, train and retain effective employees and management; (x) the ability to develop innovative products to maintain customer relationships; (xi) the impact of environmental issues, laws, and regulations; (xii) the Company's ability to finance and achieve the expected benefits of its manufacturing relocation plan or other restructuring plans; (xiii) volatility of financial and credit markets which would affect access to capital for the Company; (xiv) increased difficulty or expense in accessing capital because of the Company's delisting of common stock from the New York Stock Exchange; (xv) exposure to foreign exchange (gains) and losses; (xvi) need to reduce costs to offset downward price trends; (xvii) potential limitation on use of net operating losses to offset possible future taxable income; (xviii) dilution as a result of the issuance of a warrant to K Equity, LLC ("K Equity"); and (xix) exercise of the warrant by K Equity may result in the existence of a controlling stockholder. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Income Statement Highlights 3 (Amounts in millions, except percentages and per share data) GAAP For the Quarters Ended December 2009 September 2009 December 2008 Net sales $ 199.9 $ 173.3 $ 190.7 Gross margin $ 36.3 $ 24.9 $ 24.2 Gross margin as a percentage of net sales 18.2% 14.4% 12.7% Selling, general and administrative expense $ 22.2 $ 20.9 $ 20.6 SG&A as a percentage of net sales 11.1% 12.1% 10.8% Operating income (loss) $ 6.2 $ (2.9) $ (8.2) Net income (loss) $ (1.8) $ (93.1) $ (13.1) EPS (basic and diluted shares) $ (0.02) $ (1.15) $ (0.16)

Adjusted Operating Income 4 (Amounts in millions) For the Quarters Ended December 2009 September 2009 December 2008 Operating income (loss) $ 6.2 $ (2.9) $ (8.2) Adjustments: Restructuring expense 1.3 1.3 4.6 Write down of long-lived assets 0.7 - - Gain/loss on sale of assets 0.2 0.1 1.0 Cancellation of incentive plan - 1.2 - Write off of capitalized advisor fees - 0.4 - Acquisitions integration costs - - 0.6 Total adjustments 2.2 3.0 6.2 Adjusted operating income (loss) $ 8.4 $ 0.1 $ (2.0)

Adjusted Net Income 5 (Amounts in millions) For the Quarters Ended December 2009 September 2009 December 2008 Net loss $ (1.8) $ (93.1) $ (13.1) Adjustments: Amortization included in interest expense 3.7 3.3 2.6 Restructuring expense 1.3 1.3 4.6 Write down of long-lived assets 0.7 - - Gain/loss on sale of assets 0.2 0.1 1.0 Cancellation of incentive plan - 1.2 - Write off of capitalized advisor fees - 0.4 - Increase in value of warrant - 81.1 - Acquisitions integration costs - - 0.6 Tax impact of adjustments (0.1) (0.1) (0.1) Total adjustments 5.8 87.3 8.7 Adjusted net income (loss) $ 4.0 $ (5.8) $ (4.4)

Adjusted EBITDA 6

Adjusted EBITDA Reconciliation to Net Income 7 (Amounts in millions) Q3 FY09 Q4 FY09 Q1 FY10 Q2 FY10 Q3 FY10 Net income (loss) $ (13.1) $ 2.4 $ 25.1 $ (93.1) $ (1.8) Income tax expense (benefit) 0.8 (5.1) 1.0 1.7 (0.1) Interest expense, net 6.6 7.7 5.8 6.4 7.4 Depreciation and amortization expense 12.3 13.2 12.3 13.3 13.7 Share-based compensation expense 0.2 - 0.2 1.4 0.2 Increase in value of warrant - - - 81.1 - Write down of long-lived assets - 2.5 - - 0.7 (Gain)/loss on disposal of assets 1.0 1.7 0.2 0.1 0.2 Gain on curtailment of benefits - (30.8) - - - (Gain) loss on early extinguishment of debt - - (38.9) - - Foreign exchange transaction (gain)/loss (3.8) (6.7) 4.2 1.4 0.6 Acquisitions integration costs 0.6 0.5 - - - Restructuring charges 4.6 1.3 - 1.3 1.3 Adjusted EBITDA (1) $ 9.2 $ (13.3) $ 9.9 $ 13.6 $ 22.2 (1) Certain prior periods have been adjusted to conform with current period presentation which is determined by management.

Balance Sheet Highlights 8 (Amounts in millions, except days in receivables/payables) Third Quarter Exchange Rate December 2009 Impact September 2009 Cash and Cash Equivalents $ 65.0 $ 57.4 Restricted Cash $ 3.9 $ 2.4 Capital Expenditures $ 3.9 $ 2.3 Short-Term Debt $ 35.0 $ 25.4 Long-Term Debt 259.2 (2.3) 273.2 Debt Discount (37.1) (39.9) Total Debt $ 257.1 $ 258.7 Equity $ 291.7 $ 294.6 Net Working Capital (1) $ 220.1 (1.9) $ 219.0 Days in Receivable (2) 63 67 Days in Payables (2) 38 35 (1) Includes only Accounts Receivable, Inventories and Accounts Payable (2) Calculations use the current quarter Net sales/Cost of sales annualized

Non-GAAP Financial Measures 9 Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income (loss) to evaluate the Company’s operating performance and believes that Adjusted operating income (loss) is useful to investors because it provides a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted operating income (loss) should not be considered as an alternative to operating income or any other performance measure derived in accordance with GAAP. Adjusted net income (loss) Adjusted net income (loss) represents net loss, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) to evaluate the Company's operating performance and believes that Adjusted net income (loss) is useful to investors because it provides a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income (loss) should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP.

Non-GAAP Financial Measures Continued 10 Adjusted EBITDA Adjusted EBITDA represents net income (loss) before income tax expense, interest expense, and depreciation and amortization expense, adjusted to exclude restructuring charges, impairment write-downs, non-cash compensation expense, gain on the curtailment of benefits, gain/loss on the disposal of assets, gain on the early retirement of debt, increase in fair value of warrant, and foreign exchange transaction gain/loss. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures Continued 11 Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our U.S. GAAP results and using Adjusted EBITDA only supplementally.